                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  February 12, 2001


                                  STROUDS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-24904                 95-4107241
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                       Identification
                                                                  Number)


          780 SOUTH NOGALES STREET, CITY OF INDUSTRY, CALIFORNIA 91748
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (626) 912-2866
              ---------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On January 31, 2001, Strouds, Inc. (the "Company") filed a Motion for Orders: (i) Approving Sale of Substantially All of the Debtor's Assets and Business Free and Clear of All Liens, Claims and Encumbrances Pursuant to 11 U.S.C. Section 363; (ii) Approving Bidding and Notice Procedures for the Sale; and (iii) Pursuant to 11 U.S.C. Section 365 Approving Assumption and Assignment of Certain of the Debtor's Nonresidential Real Property Leases and Other Executory Contracts in Connection with Such Sale (the "Motion") with the United States Bankruptcy Court for the District of Delaware (the "Court"). The Motion seeks the Court's approval of the sale of substantially all of the assets of the Company's business to iHome, Inc. for approximately $38 million. A copy of the Motion is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of a press release, dated February 2, 2001, which describes the Motion and was issued by the Company is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

         Exhibit 99.3, the monthly operating report of the Company for the month of December, 2000, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS: The following exhibits are filed as part of this Report:

                           99.1 Motion for Orders: (i) Approving Sale of Substantially All of the Debtor's Assets and Business Free and Clear of All Liens, Claims and Encumbrances Pursuant to 11
                                    U.S.C. Section 363; (ii) Approving Bidding and Notice Procedures for the Sale; and
                                    (iii) Pursuant to 11 U.S.C. Section 365
                                    Approving  Assumption and Assignment of
                                    Certain of the Debtor's Nonresidential
                                    Real Property Leases and Other Executory
                                    Contracts in Connection with Such Sale.

                           99.2     Press Release dated February 2, 2001.

                           99.3 Monthly Operating Report of Strouds, Inc. for the month of December, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 12, 2001

                                       STROUDS, INC.

                                       By: /s/ THOMAS S. PACCIORETTI
                                           --------------------------------
                                           Thomas S. Paccioretti
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT

      99.1 Motion for Orders: (i) Approving Sale of Substantially All of the Debtor's Assets and Business Free and Clear of All Liens, Claims and Encumbrances Pursuant to 11 U.S.C. Section 363; (ii) Approving Bidding and Notice Procedures for the Sale; and (iii) Pursuant to
            11 U.S.C. Section 365 Approving Assumption and Assignment of
            Certain of the Debtor's Nonresidential Real Property Leases and Other Executory Contracts in Connection with Such Sale.

      99.2  Press Release dated February 2, 2001.

      99.3 Monthly Operating Report of Strouds, Inc. for the month of December, 2000.